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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  ---------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 6, 1995

                      MICHIGAN CONSOLIDATED GAS COMPANY
            (Exact name of registrant as specified in its charter)


         MICHIGAN                   1-7310                  38-0478040
  State of Incorporation      (Commission File           (I.R.S. Employer
                                     Number)             Identification No.)

500 GRISWOLD STREET, DETROIT, MICHIGAN                          48226
(Address of principal executive offices)                      (Zip Code)


             Registrant's telephone number, including area code:
                                (313) 965-2430

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ITEM 5.   OTHER EVENTS

The registrant is filing herewith the following exhibit in connection with the offering by the registrant of its First Mortgage Bonds Designated Secured Medium-Term Notes, Series B, pursuant to its registration statement on Form S-3 (No. 33-59093) filed with the Securities and Exchange Commission under the Securities Act of 1933, as described in the Prospectus Supplement dated June 6, 1995, to the Prospectus dated May 31, 1995, filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933:


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EXHIBIT
NUMBER                     DESCRIPTION OF DOCUMENT
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
1-1                  Form of Distribution Agreement

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                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              MICHIGAN CONSOLIDATED
                                GAS COMPANY



                              By /s/ DAVID R. NOWAKOWSKI
                                 -------------------------
                                 DAVID R. NOWAKOWSKI
                                   CONTROLLER, TREASURER
                                AND CHIEF ACCOUNTING OFFICER



Date: June 6, 1995

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                                EXHIBIT INDEX





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Exhibit
  No.                           Description of Document                   Page
- -------                         -----------------------                   -----
1.1                      Form of Distribution Agreement

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